UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

(312) 997-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 17, 2010, UAL Corporation (“UAL”) held a special meeting of stockholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of May 2, 2010, by and among UAL, Continental Airlines, Inc. (“Continental”) and JT Merger Sub Inc., a wholly owned subsidiary of UAL (the “Merger Agreement”). The proposals submitted to UAL stockholders at the Special Meeting were as follows:

•	Proposal 1 – the approval of the issuance of shares of UAL common stock to Continental stockholders as contemplated by the Merger Agreement.

•	Proposal 2 – the adoption of UAL’s amended and restated certificate of incorporation as contemplated by the Merger Agreement.

Each proposal is described in detail in UAL’s definitive proxy statement, which was filed with the Commission on August 18, 2010.

The voting results for each proposal, including the numbers of votes cast for, against or withheld, and the number of abstentions and non-votes, are set forth below. The stockholders voted to approve Proposals 1 and 2. In connection with the Special Meeting, UAL also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. As there were sufficient votes from UAL stockholders to approve Proposals 1 and 2, adjournment of the Special Meeting to solicit additional proxies was unnecessary and the adjournment proposal was not submitted to UAL stockholders for approval at the Special Meeting.

Proposal 1 Approval of the Issuance of Shares of UAL Common Stock to Continental Stockholders

UAL stockholders approved the issuance of shares of UAL common stock to Continental stockholders.

For	Against	Abstained	Non-Votes

140,794,727	1,415,665	147,869	0

Proposal 2 Adoption of UAL’s Amended and Restated Certificate of Incorporation

UAL stockholders adopted UAL’s amended and restated certificate of incorporation.

For	Against	Abstained	Non-Votes

140,962,665	1,264,443	131,153	0

Item 8.01	Other Events.

On September 17, 2010, UAL issued a press release announcing the Special Meeting voting results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by UAL Corporation dated September 17, 2010

*	Filed herewith electronically.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Thomas J. Sabatino, Jr.
Name:	Thomas J. Sabatino, Jr.
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: September 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by UAL Corporation dated September 17, 2010

*	Filed herewith electronically.